UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014
VESTIN FUND III, LLC.
 (Exact name of registrant as specified in its charter)

Nevada	000-51310	87-0693972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W SUNSET ROAD, SUITE 200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On June 30, 2014, Vestin Fund III, LLC (the “Fund”), made the seventh liquidating distribution to all Fund Members in the aggregate amount of $300,000.48, in accordance with the plan of complete liquidation and dissolution of the Fund, which was approved by a majority of the members at a special meeting held on July 2, 2009.  The amount distributed to each Member of the Fund was calculated based upon the percentage ownership interest of such Member in the Fund.  A copy of the letter sent to Fund Members is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter of Liquidating Distribution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND III, LLC

	By	Vestin Mortgage, LLC., its sole manager

Date: June 30, 2014	By	/s/ Tracee Gress
Tracee Gress
Chief Financial Officer of the Manager